UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 15, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-08	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 15, 2014, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, of Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 Commercial Mortgage Pass-Through Certificates, Series 2014-C15 (the “Certificates”).

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class H, Class J, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates were sold to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 26, 2014, between the Registrant, Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) and the Underwriters.

The Privately Offered Certificates were sold to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 26, 2014, between the Registrant, MSMCH and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, a common law trust fund formed on April 15, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are forty-eight (48) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-six (76) multifamily and commercial properties.  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC, Bank of America, National Association and CIBC Inc.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate principal amount of $933,991,000, on April 15, 2014.  The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,214,493, were approximately $1,015,006,163 plus accrued interest from the cut-off date.  Of the expenses paid by the Registrant, none were paid directly to affiliates of the Registrant, none were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $100,000 were expenses paid to or for the Underwriters and $5,114,493 were other expenses.  All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale.  The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate principal amount of $145,768,197, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.  Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, filed April 10, 2014 (including, as to the price per class of Publicly Offered Certificates, on Schedule I to the Underwriting Agreement filed as an exhibit thereto) and in its Prospectus Supplement, dated March 26, 2014, to the accompanying Prospectus, dated October 1, 2013.  The related registration statement (file no. 333-180779) was originally declared effective on September 10, 2012.

The Mortgage Loan secured by the mortgaged property identified as “AmericasMart” on Schedule I to the Pooling and Servicing Agreement (the “AmericasMart Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “AmericasMart Non-Serviced Loan Combination”) that includes the AmericasMart Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “AmericasMart Non-Serviced Companion Loan”).  The AmericasMart Non-Serviced Loan Combination, including the AmericasMart Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2013 (the “WFRBS 2013-C18 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Deutsche Bank Trust Company Americas, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C18 securitization transaction into which a portion of the AmericasMart Non-Serviced Companion Loan was deposited.  The WFRBS 2013-C18 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loan secured by the mortgaged property identified as “JW Marriott and Fairfield Inn & Suites” on Schedule I to the Pooling and Servicing Agreement (the “JW Marriott and Fairfield Inn & Suites Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “JW Marriott and Fairfield Inn & Suites Non-Serviced Loan Combination”) that includes the JW Marriott and Fairfield Inn & Suites Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “JW Marriott and Fairfield Inn & Suites Non-Serviced Companion Loan”).  The JW Marriott and Fairfield Inn & Suites Non-Serviced Loan Combination, including the JW Marriott and Fairfield Inn & Suites Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2014 (the “MSBAM 2014-C14 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 securitization transaction into which the JW Marriott and Fairfield Inn & Suites Non-Serviced Companion Loan was deposited.  The MSBAM 2014-C14 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

As disclosed in the prospectus supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 10, 2014 (the “Prospectus Supplement”), the terms and conditions of the WFRBS 2013-C18 Pooling and Servicing Agreement and the MSBAM 2014-C14 Pooling and Servicing Agreement applicable to the servicing of the AmericasMart Mortgage Loan and the JW Marriott and Fairfield Inn & Suites Mortgage Loan, respectively, are substantially similar (except as noted in the Prospectus Supplement, including under “Servicing of the Mortgage Loans--Additional Matters with Respect to the Servicing of the AmericasMart Mortgage Loan” and “--Additional Matters with Respect to the Servicing of the JW Marriott and Fairfield Inn & Suites Mortgage Loan” in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans (other than the AmericasMart Mortgage Loan and the JW Marriott and Fairfield Inn & Suites Mortgage Loan), which are described under “Servicing of the Mortgage Loans” in the Prospectus Supplement.

Item 8.01. OTHER EVENTS

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated April 15, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated April 15, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

99.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Deutsche Bank Trust Company Americas, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C18 securitization transaction, pursuant to which the AmericasMart Mortgage Loan is serviced.

99.2
Pooling and Servicing Agreement, dated as of February 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 securitization transaction, pursuant to which the JW Marriott and Fairfield Inn & Suites Mortgage Loan is serviced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Cynthia Eckes
Name: Cynthia Eckes
Title: Vice President

Date:  April 15, 2014

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated April 15, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated April 15, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

99.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Deutsche Bank Trust Company Americas, as trustee, relating to the WFRBS Commercial Mortgage Trust 2013-C18 securitization transaction, pursuant to which the AmericasMart Mortgage Loan is serviced.

99.2
Pooling and Servicing Agreement, dated as of February 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as certificate administrator, custodian, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 securitization transaction, pursuant to which the JW Marriott and Fairfield Inn & Suites Mortgage Loan is serviced.